ASSIGNMENT AND AMENDMENT AGREEMENT


         This ASSIGNMENT AND AMENDMENT AGREEMENT (this "Agreement") is made and entered into as of October 29, 1997, by and among (1) Supercanal Holding S.A., an Argentine corporation (the "Assignor"), (2) Multicanal S.A., an Argentine corporation ("Multicanal"), and Cablevision S.A., an Argentine corporation ("Cablevision" and, together with Multicanal, the "Assignees"), and (3) UIH Argentina, Inc., a Colorado corporation ("UIHA"), and CV American Holdings L.L.C., a Delaware limited liability company ("CVAH" and, together with UIHA, the "Sellers"). The Sellers, the Assignor, and the Assignees are jointly referred to herein as the "Parties."


                                    RECITALS

     A. Assignor and Sellers are parties to a Stock Purchase Agreement, dated as of September 9, 1997 and amended and restated as of October 20, 1997 (the "Purchase Agreement"), pursuant to which (1) Sellers have agreed to sell, and Assignor has agreed to purchase, the shares of stock of certain Argentine companies and (2) Assignor has agreed to assume certain liabilities of Sellers.

     B. As contemplated by Section 11.6 of the Purchase Agreement, Assignor desires to assign all of its rights and obligations under the Purchase Agreement to Assignees, and Assignees desire to assume all of such rights and obligations, it being understood that such assignment and assumption will in no way relieve Assignor of such obligations and that Assignor and Assignees will be jointly and severally liable with respect to such obligations.

     C. The Parties desire to make certain amendments to the Purchase Agreement as described herein.

     D. Capitalized terms used and not defined herein have the meanings given to such terms in the Purchase Agreement.


                                    AGREEMENT

     In consideration of the mutual promises herein made and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

     Section 1. ASSIGNMENT. Pursuant and subject to Section 11.6 of the Purchase Agreement, Assignor hereby assigns, transfers, conveys, and delivers to each Assignee an undivided one-half interest in all of Assignor's rights and interests under the Purchase Agreement. On the terms and conditions set forth herein, Sellers hereby consent to such assignment, which consent shall be effective when this Agreement has been executed and delivered by all Parties.

     Section 2. ASSUMPTION. Pursuant and subject to Section 11.6 of the Purchase Agreement, each Assignee hereby assumes and agrees to perform and fully discharge all of Assignor's rights, obligations and interests under the Purchase Agreement, it being understood that such assumption will in no way relieve Assignor of such obligations and that Assignor and Assignees will be jointly and severally liable with respect to such obligations.

     Section 3. AMENDMENTS. Effective as of the date hereof, the Purchase Agreement is hereby amended as follow:

          (a) DEFINITION OF "BUYER". All references in the Purchase Agreement to "Buyer" are hereby modified to refer to Multicanal and Cablevision, collectively, as Buyers.

          (b) PURPOSE OF AGREEMENT. Section 2.1 (a) of the Purchase Agreement is hereeby amended to add the following sentences at the end thereof:

               "If any Buyer breaches any of its obligations under this Agreement on the Closing Date, then the non-breaching Buyer, if any, will fulfill the obligations of the breaching Buyer to the extent of such breach on the Closing Date. If the Buyers do not fulfill all of their obligations that are to be fulfilled on the Closing Date, then Supercanal Holding S.A.will, no later than 12:00 noon New York time on October 30, 1997, satisfy and perform such obligations in full as primary obligor hereunder. Notwithstanding the foregoing, each of the Buyers and Supercanal Holding S.A. shall be and remain jointly and severally liable for the performance in full of all obligations of the Buyers hereunder, PROVIDED HOWEVER that after payment in full of the Escrow Deposit and the Purchase Price to the Sellers (the "Payment") by the Buyers, Supercanal Holding S.A.will be released of any obligation under the Purchase Agreement; and PROVIDED FURTHER that after the Payment, Buyers and Sellers do hereby covenant and agree that it will not under any circumstances hold or attempt to hold Supercanal Holding S.A. liable or any claim that might arise under this Agreement and the Purchase Agreement, and Buyers further agree that they will at all times indemnify and hold harmless Supercanal Holding S.A. for all costs and damages for which it might hereafter become liable by reason of the non performance or non compliance of any kind of obligation of the Buyers under the Purchase Agreement and this Agreement.

               Simultaneously with the Payment the Buyers shall pay to Supercanal Holding S.A. a sum equal to the amount of the initial payment made by Supercanal Holding S.A. to the Sellers on October 20, 1997, by wire to the account of Supercanal Holding S.A. N(0) 115-013738/7 at Banco Credicoop, it being understood, however, that such payment obligation will in no event be or become the responsibility of any Seller and that the non compliance by the Buyers in doing such payment will in no event affect the validity of this Agreement.

          (c) CLOSING DELIVERIES. Section 2.2(b) of the Purchase Agreement is hereby amended to read in its entirety as follows:

               "At the Closing (i) the Sellers will deliver to the Buyers, according to joint instructions to the Sellers' Representative executed by both Buyers, any and all certificates representing the Shares and will take all necessary acts to perfect the transfer of the Shares and note in the name of the Person or entity so design by the Buyers the transfer in the Companies' Stock Registry Books, free of Liens and Restrictions, with the exception of the authorization provided for in Article 46 clause
               (f) of the Broadcasting Law, if applicable, and (ii) UIHA will assign to the Buyers all of its rights under the Local Group Purchase Agreement."

          (d) PAYMENT OF PURCHASE PRICE. Section 2.6 of the Purchase Agreement is hereby amended to read in its entirety as follows:

               "All payments to be made pursuant to this Agreement shall be made to the Sellers' Representative by wire transfer of immediately available funds to such bank accounts as are specified by Sellers' Representative to Buyers in writing at least one Business Day before the Closing. To the extent any portion of the Purchase Price is not paid on the Closing Date by any Buyer, the other Buyer shall pay such amount no later than 10:00 a.m. New York time on October 30, 1997. To the extent any portion of the Purchase Price is not paid by 10 a.m. New York time on October 30, 1997, Supercanal Holding S.A. shall pay such amount no later than 12:00 noon New York time on October 30, 1997."

          (e) SANTO TOME. The first sentence of Section 2.7 of the Purchase Agreement is hereby modified to read in its entirety as follows:

               "At any time within eight months after the Closing, UIHA may enter into an agreement to purchase all of the outstanding stock of Cablevideo Santo Tome S.A. (the "Santo Tome Shares")."

          (f) REPRESENTATIONS AND WARRANTIES OF SELLERS. It is hereby agreed that the representations and warranties included in Article 3 of the Purchase Agreement will run to the benefit of each Assignee to the same extent that such representations and warranties currently run to the benefit of Assignor.

          (g   ASSETS AND CONTROLLED  AFFILIATES  IN THE  UNITED  STATES.  A new
     Section 3.19 of the Purchase Agreement is hereby added, to read in its entirety as follows:

               "ASSETS AND CONTROLLED AFFILIATES IN THE UNITED STATES. None of the Companies is incorporated in the United States, or organized under the laws of the United States, or has its principal offices within the United States. None of the Companies, nor any entity that they control, nor all such controlled entities in the aggregate, hold assets located in the United States having an aggregate book value of $15,000,000 or more, and none of the Companies directly or indirectly controls any corporation that is incorporated in the United States, is organized under the laws of the United States, or has its principal offices within the United States. As used in this Section 3.19, the term "control" means
               (a) holding 50% or more of the outstanding voting securities of an issuer; (b) in the case of an entity that has no outstanding voting securities, having the right to 50% or more of the entity's profits, or having the right in the event of dissolution to 50% or more of the entity's assets; or (c) having the contractual power presently to designate 50% or more of the directors of a corporation, or in the case of unincorporated entities, of individuals exercising similar functions."

          (h) REPRESENTATIONS AND WARRANTIES OF ASSIGNEES. Each of Multicanal and Cablevision hereby represents and warrants, as of the date hereof, each representation and warranty set forth in Sections 4.1 and 4.2 of the Purchase Agreement.

          (i) BROKERS, AGENTS, FINDERS, ETC. Section 4.3 of the Purchase Agreement is hereby amended to read in its entirety as follows:

               "BROKERS, AGENTS, FINDERS, ETC. Neither the Buyers nor Supercanal Holding S.A. nor any of their respective agents have retained or hired any broker, agent or finder, nor have they agreed to pay any fee, commission or similar payment to any person under this Agreement or under any Additional Agreement or in respect of the transactions contemplated herein or therein, except, with respect to Supercanal Holding S.A., for Integra Financial Services LLC, Smith Barney, and ING Bank ("ING"). No Seller will have any liability relating to any obligation arising under any of the arrangements described in the preceding sentence."

          (j) DIRECTORS' EXPENSES. A new Section 5.11 of the Purchase Agreement is hereby added, to read in its entirety as follows:

               "DIRECTORS' EXPENSES. Schedule 5.11 sets forth a list of expenses that have been approved by the Companies. Buyers and Supercanal Holding S.A. hereby covenant that, subject to the condition that those expenses have not been and shall not be taken into account in order to increase the Purchase Price or the estimated Purchase Price (i) they will take no action, directly or indirectly, that would have the effect of negating such approval and (ii) they will take no action, directly or indirectly, that would have the effect of requiring the beneficiaries of such approval to reimburse the Companies for such approved expenses."

          (k)  INDEMNIFICATION.

               (i) It is hereby agreed that the indemnification obligations of Sellers included in Article 9 of the Purchase Agreement will run to the benefit of each Assignee to the same extent that such indemnification obligations currently run to the benefit of Assignor.

               (ii) Section 9.2(f) is hereby amended to add the following sentence at the end thereof:

                    "Each of the Buyers and Supercanal Holding S.A. shall be and remain jointly and severally liable for the performance in full of all obligations of the Buyers hereunder."

          (l) LOCAL GROUP SHARES. UIHA will assign its rights and obligations under the Local Group Purchase Agreement to Assignees before the Closing. Therefore, (i) Assignees will purchase the Local Group Shares directly from Priano and Serrao, (ii) the Local Group Shares will be delivered to Assignees directly by Priano and Serrao, and (iii) the purchase price for the Local Group Shares will be paid by Assignees directly to Priano and Serrao to such bank accounts as are specified by Priano and Serrao to Assignees in writing at least one Business Day before the Closing. Any provision to the contrary in the Purchase Agreement is hereby amended accordingly.

          (m) NOTICES. Any and all notices to be provided by "Buyer" under the Purchase Agreement will be valid only when signed by both Multicanal and Cablevision. Section 11.1 of the Purchase Agreement is hereby amended to delete the heading "Buyer" and replace it with the heading "Supercanal Holding S.A." and to add the heading "Buyers" and to include the following information thereunder:

           "Multicanal S.A.
           Hipolito Yrigoyen 1628
           2nd Piso
           1344 Buenos Aires
           Buenos Aires, Argentina
           Tel: 011-54-1-375-3629
           Fax: 011-54-1-375-2580

           Cablevision S.A.
           Tucuman 1, piso 18
           1049 Buenos Aires, Argentina
           Attn.: Fernando R. Borio
           Tel: 011-54-1-334-5530
           Fax: 011-54-1-334-1995

           Copy to:

           Estudio de los Dres. O'Farrell
           Avenida de Mayo 645, piso 1
           1084 Buenos Aires
           Buenos Aires, Argentina
           Attn.: Pablo H. Miguens
           Tel: 011-54-1-346-1000
           Fax: 011-54-1-346-1000

           Hope, Duggan & Silva
           Avenida L.N. Alem 1110
           Piso 3
           1001 Buenos Aires
           Buenos Aires, Argentina
           Attn.: Gotardo C. Pedemonte
           Tel: 011-54-1-315-1314
           Fax: 011-54-1-315-0606

           Saenz Valiente & Padilla
           Hipolito Yrigoyen 1628
           2nd Piso
           1344 Buenos Aires
           Attn.: Juan Maria de la Vega
           Tel: 011-54-1-375-3629
           Fax: 011-54-1-375-2580"

          (n) ESCROW AGREEMENT. The Form of Escrow Agreement attached to the Purchase Agreement as Exhibit A is hereby deleted and replaced in its entirety by the Form of Escrow Agreement attached hereto as Exhibit A.

          Section 4. MISCELLANEOUS.

          (a) EFFECT. Except as specifically amended by this Agreement, the Purchase Agreement will remain in full force and effect. All references to the "Agreement" in the Purchase Agreement will hereafter be deemed to refer to the Purchase Agreement as amended hereby.

          (b) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

          (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

          (d) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be delivered to the Parties as provided in the Stock Purchase Agreement, as amended hereby.

          (e) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado. Any dispute, controversy or claim arising out of or relating to this Agreement will be resolved by the state courts of Colorado or the federal courts located within the State of Colorado. The Parties consent to personal jurisdiction of such courts in any such disputes. The Parties consent to service of process through notice given under Section 11.1 of the Purchase Agreement, as amended hereby, in connection with any such dispute and waive any other requirements for service of process.

          (f) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement will be valid unless it is in writing and signed by all of the Parties. Failure or delay of any Party at any time or from time to time to exercise any right under or enforce any provision of this Agreement will not be construed as implying a waiver of such provision or of that Party's right to exercise or enforce it subsequently. No single or partial exercise of any right hereunder by any Party will preclude the further or full exercise of the right by such Party. No waiver of any default on any one occasion by a Party will constitute a waiver of any subsequent or other default by such Party.

          (g) SEVERABILITY. If any provision of this Agreement or the applications thereof to any Person or circumstance is held by an authority of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, will not be affected thereby and will be enforced to the greatest extent permitted by applicable Law. In such case, the Parties will amend this Agreement to effect, to the fullest extent possible under applicable Laws, the original intent of the Parties with respect to such invalid or unenforceable provision.

          (h) FURTHER ASSURANCES. The Parties will execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement.

          (i)  HEADINGS.   The  Section  headings  in  this  Agreement  are  for
     convenience only and will not be used for interpretation hereof nor considered part of this Agreement.

          (j) ASSIGNMENT. Except for assignments to Affiliates, no Party will assign any of its rights or obligations under this Agreement unless it obtains prior written consent of the other Parties. For any assignment under the preceding sentence by the Assignor or any Assignee, the proposed assignee, as a condition to the effectiveness of such assignment, must assume all obligations hereunder as co-obligor with the applicable assignor.

          (k)  EXPENSES.  Each  Party  will  pay its own  expenses  incurred  in
     connection  with  the  preparation,   negotiation  and  execution  of  this
     Agreement.

                                  *  *  *  *  *

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SUPERCANAL HOLDING S.A.


By:      ______________________________
Name:    ______________________________
Title:   ______________________________


MULTICANAL S.A.


By:      ______________________________
Name:    ______________________________
Title:   ______________________________


CABLEVISION S.A.


By:      ______________________________
Name:    ______________________________
Title:   ______________________________


UIH ARGENTINA, INC.

         /s/ Bradley Johnson
By:      ______________________________
Name:    Bradley Johnson
Title:   Attorney-in-fact


CV AMERICAN HOLDINGS L.L.C.

         /s/ Bradley Johnson
By:      ______________________________
Name:    Bradley Johnson
Title:   Attorney-in-fact